                                                                    EXHIBIT 99.1


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael R. Mulcahy, President and Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Trans-Lux Corporation and will be retained by Trans-Lux Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

      This Certification accompanies this Form 10-Q and shall not be treated as having been filed as part of this Form 10-Q.



                                        /s/ Michael R. Mulcahy
                                        ----------------------------------------
Date: May 15, 2003                      President and Co-Chief Executive Officer
                                        Michael R. Mulcahy

                                                                    EXHIBIT 99.2


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas Brandt, Executive Vice President and Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Trans-Lux Corporation and will be retained by Trans-Lux Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

      This Certification accompanies this Form 10-Q and shall not be treated as having been filed as part of this Form 10-Q.



                                        /s/ Thomas Brandt
                                        ----------------------------------
Date: May 15, 2003                      Executive Vice President and
                                        Co-Chief Executive Officer
                                        Thomas Brandt

                                                                    EXHIBIT 99.3


                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Angela D. Toppi, Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Trans-Lux Corporation and will be retained by Trans-Lux Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

      This Certification accompanies this Form 10-Q and shall not be treated as having been filed as part of this Form 10-Q.



                                        /s/ Angela D. Toppi
                                        -----------------------------------
Date:  May 15, 2003                     Executive Vice President and
                                        Chief Financial Officer
                                        Angela D. Toppi